UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2006

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

5880 Pacific Center Blvd., San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

InfoSonics Corporation (the “Company”) has a line of credit (the “Line of Credit”) with Wells Fargo HSBC Trade Bank, N.A. (“Wells Fargo”) that allows the Company to borrow up to a maximum of $25,000,000 and expires on October 1, 2006.  On September 29, 2006, the Company and Wells Fargo entered into an amendment to the Line of Credit (the “Amended Line of Credit”), which amended the expiration of the Line of Credit to November 1, 2006; no other terms of the Line of Credit were amended.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description
10.1	Credit Agreement Amendment by and between InfoSonics Corporation and Wells Fargo HSBC Trade Bank, N.A. entered into on September 29, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Jeffrey Klausner
Chief Financial Officer

Dated: October 5, 2006